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                                                                   Exhibit (14)

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Combined Information Statement and Prospectus constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated February 20, 2009, relating to the financial statements and financial highlights which appear in the December 31, 2008 Annual Reports to Shareholders of the LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, each a series of Barclays Global Investors Funds, which are also incorporated by reference into the Registration Statement. We further consent to the reference to us under the heading "Experts" in the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in Prospectuses and Statements of Additional Information of LifePath Retirement Portfolio and LifePath 2010 Portfolio dated May 1, 2009 which are incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference of our reports dated February 20, 2009, relating to the financial statements which appear in the December 31, 2008 Annual Reports to Interestholders of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio, each a portfolio of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
San Francisco, California
August 26, 2009

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Combined Information Statement and Prospectus constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated February 20, 2009, relating to the financial statements and financial highlights which appear in the December 31, 2008 Annual Reports to Shareholders of the LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, each a series of Barclays Global Investors Funds, which are also incorporated by reference into the Registration Statement. We further consent to the reference to us under the heading "Experts" in the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in Prospectuses and Statements of Additional Information of LifePath Retirement Portfolio and LifePath 2010 Portfolio dated May 1, 2009 which are incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference of our reports dated February 20, 2009, relating to the financial statements which appear in the December 31, 2008 Annual Reports to Interestholders of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio, each a portfolio of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
San Francisco, California
August 26, 2009